Exhibit 10.6
Execution Version

PATENT SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Patent Security Agreement”) dated as of December 16, 2009, is made by and among CAPRIUS, INC., a Delaware corporation (“Caprius”), M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation (“M.C.M.”), M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD., an Israeli corporation (“M.C.M. Israel”), the Additional Obligors (as defined in Section 14(k)) (together with Caprius, M.C.M. and M.C.M. Israel, collectively, the “Obligors” and each (including Caprius, M.C.M., M.C.M. UK and M.C.M. Israel) individually, an “Obligor”), and VINTAGE CAPITAL GROUP, LLC, a Delaware limited liability company (together with its successors and assigns, collectively, the “Secured Party”), pursuant to that certain Securities Purchase and Sale Agreement, dated as of September 16, 2009 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) and the transactions contemplated thereby.  All Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Purchase Agreement.

A G R E E M E N T

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Secured Party hereby agree as follows:

1.           DEFINITIONS.  Except as otherwise provided herein, terms defined in the Purchase Agreement or the UCC shall have the same meanings when used herein.  As used herein, the term:

“Collateral” shall have the meaning set forth in Section 2.

“Liquidation Costs” means the reasonable costs and out of pocket expenses incurred by the Secured Party in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys’ fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

“Obligations” shall have the meaning set forth in Section 3.

“Permitted Encumbrances” means liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained, security interests and liens created by the Investment Documents, Permitted Liens, and security interests and liens permitted pursuant to Section 10.5 of the Purchase Agreement.

“UCC” means the Uniform Commercial Code as in effect in the State of New York on the date of this Patent Security Agreement.

2.           GRANT OF SECURITY INTEREST.  Each Obligor hereby grants to the Secured Party a lien and security interest in the following (the “Collateral”):

(a)           United States Patent 5,620,654, entitled “Method And Equipment for Sanitization of Medical Waste”, issued on April 15, 1997 (the “‘654 Patent”); and

(b)           Any Contract Rights in, to or under the ‘654 Patent;

together with all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

3.           DEBTS SECURED.  The security interest granted by this Patent Security Agreement shall secure the prompt payment and performance of all of the Obligors’ present and future debts, obligations, and liabilities of whatever nature to the Secured Party, including, without limitation, (a) the Note and any PIK Notes (as defined in the Note) issued or deemed to be issued pursuant to the Note, (b) all obligations of each Obligor arising from or relating to the Investment Documents, including, without limitation, this Patent Security Agreement, and (c) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor (collectively, the “Obligations”).

Each of the Obligors and the Secured Party expressly acknowledge their mutual intent that the security interest created by this Patent Security Agreement secure the prompt and indefeasible payment and performance of payment and performance of any and all Obligations without any limitation whatsoever.

4.           LOCATION OF THE OBLIGORS AND COLLATERAL.  Each Obligor jointly and severally represents and warrants that:

(a)           Annex 1 attached hereto correctly and completely sets forth its full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable), chief executive office and mailing address as of the date of this Patent Security Agreement.

(b)           Each Obligor agrees that it will not change its state of organization or any of the above referenced locations or create any new locations for such items or matters without giving the Secured Party at least thirty (30) days’ prior written notice thereof.  In addition, each Obligor agrees that it will not (i) change its name, federal employer identification number, organizational identification number, corporate structure or identity, or (ii) create or operate under any new fictitious name without giving the Secured Party at least thirty (30) days’ prior written notice thereof.

5.           REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL.  Each Obligor jointly and severally represents and warrants that:

(a)           One or more of the Obligors is the sole owner of the Collateral.

(b)           The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except Permitted Encumbrances.

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6.           COVENANTS CONCERNING COLLATERAL.  Each Obligor jointly and severally covenants that:

(a)           The Obligors will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except Permitted Encumbrances and no Obligor shall enter into any licenses with respect to the Collateral, except as granted prior to the effective date herein.

(b)           [Reserved.]

(c)           Each Obligor does hereby make, constitute, and appoint the Secured Party and its designees as such Obligor’s true and lawful attorney in fact, with full power of substitution, such power to be exercised following and during the continuance of an uncured default under this Patent Security Agreement to do any and all things necessary or proper to carry out the intent of this Patent Security Agreement and to perfect and protect the liens and rights of the Secured Party created under this Patent Security Agreement.

(d)           The Obligors further agree to execute and deliver to the Secured Party all other written notices and similar documents requested by the Secured Party following an uncured default under this Patent Security Agreement, specifically including an assignment of the entire right, title and interest in and to the ‘654 Patent to the Secured Party.

(e)           The Obligors shall execute all such collateral assignments with respect to the ‘654 Patent as the Secured Party reasonably requests in order to perfect the security interests in such Collateral.  The Obligors shall promptly execute for subsequent filing with the United States Patent and Trademark Office, such collateral assignments with respect to the ‘654 Patent as the Secured Party reasonably requests.

7.           RIGHT TO PERFORM FOR THE OBLIGORS.  The Secured Party may, in its sole discretion and without any duty to do so, elect to discharge maintenance fee, taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of the Obligors, pay filing, recording, insurance and other charges payable by the Obligors, or provide insurance as provided herein if the Obligors fails to do so.  Any such payments advanced by the Secured Party shall be repaid by the Obligors upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment.  The Obligors hereby authorize the Secured Party to file one or more financing statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of an Obligor where permitted by law.  A photocopy or other reproduction of this Patent Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

8.           DEFAULT.  Time is of the essence of this Patent Security Agreement.  The occurrence of any of the following events, and if required, the giving of any notice and passage of the prescribed time period without cure, shall constitute a default under this Patent Security Agreement:

(a)           Any representation or warranty made by any Obligor in this Patent Security Agreement is materially false or materially misleading when made;

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(b)           An Obligor fails in the payment or performance of any obligation, covenant, agreement or liability created by or arising from or related to this Patent Security Agreement; or

(c)           An Event of Default occurs under the Purchase Agreement.

Any default under this Patent Security Agreement (other than a default or Event of Default under any of the Investment Documents other than this Patent Security Agreement, which shall be subject to the notice and cure periods set forth therein) shall be subject to the Secured Party first giving the Obligors written notice of such default and the Obligors shall have thirty (30) days from the date of giving such notice to cure such default.  If the default is cured within said thirty (30) day period then the Secured Party may not exercise any rights or remedies based upon that default.

No course of dealing or any delay or failure to assert any default shall constitute a waiver of that default or of any prior or subsequent default.

9.           REMEDIES.  Upon the occurrence and during continuance of any uncured default under this Patent Security Agreement, the Secured Party shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Investment Documents which may be exercised without notice to, or consent by, the Obligors, except as such notice or consent is expressly provided for hereunder:

(a)           The Secured Party shall have all the rights and remedies available under the UCC.

(b)           The Obligor shall execute and deliver on the date hereof to the Secured Party a patent assignment in the form attached hereto as Exhibit B pursuant to which all right, title and interest in and to the ‘654 Patent shall be assigned permanently to the Secured Party, which executed assignment shall be held by the Secured Party in escrow unless and until the occurrence of a default under this Patent Security Agreement.  From and after the occurrence of a default under this Patent Security Agreement, if any, the Secured Party, may, in its sole and absolute discretion, and without notice to the Obligor, record such assignment with the United States Patent and Trademark Office.

(c)           The Secured Party is hereby granted an exclusive license of the right to exclude under the ‘654 Patent, effective upon the occurrence and during the continuance of any uncured default under this Patent Security Agreement, and the right to practice or to sub-license, without charge, under the ‘654 Patent.

The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which the Secured Party might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Secured Party may deem expedient.  No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

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In the event of an uncured default pursuant to Section 8 of this Agreement, the Obligors jointly and severally agree to pay all reasonable costs and expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Secured Party in enforcing, or exercising any remedies under, this Patent Security Agreement, and any other rights and remedies.  The Obligors additionally jointly and severally agree to pay all Liquidation Costs.  Any and all such Liquidation costs and out-of-pocket expenses shall be payable by the Obligors upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate (as defined in the Note).  Regardless of any breach or default, the Obligors agree to pay all reasonable expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Secured Party in any bankruptcy proceedings of any type involving any Obligor, the Collateral, or this Patent Security Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

10.           NOTICES.  All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Purchase Agreement.

11.           INDEMNIFICATION.  Each Obligor jointly and severally agrees to indemnify the Secured Party for any and all claims, costs, losses and liabilities, and for any damages or costs which may be awarded against or incurred by the Secured Party, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses incurred by the Secured Party in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by the Secured Party of this Patent Security Agreement, but excluding any claims and liabilities based solely upon the material breach or default by the Secured Party under this Patent Security Agreement or gross negligence or willful misconduct of the Secured Party.

12.           TERMINATION.  Upon the full and final payment in cash of the Obligations (excluding any inchoate expense reimbursements or indemnification obligations) to the Secured Party and the termination of all commitments of the Secured Party to extend credit to the Obligors, the Secured Party shall promptly terminate and release the security interest of the Secured Party in the Collateral, execute and deliver any necessary financing statement terminations or releases, and return to the Obligors any Collateral that was in the possession of the Secured Party, provided that, with respect to any loss or damage that the Secured Party may incur as a result of dishonored checks or other items of payment received by the Secured Party and applied to the Obligations for the benefit of the Secured Party, the Secured Party, shall, (as determined by the consent of the Requisite Holders as specified under Section 14.2 of the Purchase Agreement), (a) have received a written agreement, executed by the Obligors (as required by the Secured Party, acting at the direction of the Requisite Holders as specified under Section 14.2 of the Purchase Agreement) and by any person whose loans or other advances to the Obligors are used in whole or in part to satisfy the Obligations to the Secured Party, indemnifying the Secured Party from any such loss or damage; or (b) have retained such monetary reserves or Liens on the Collateral for such period of time as the Secured Party (acting at the direction of the Requisite Holders as specified under Section 14.2 of the Purchase Agreement) may deem necessary to protect the Secured Party from any such loss or damage.  All reasonable expenses incurred by the Secured Party in connection with the termination of the security interests granted to the Secured Party in connection with this Patent Security Agreement shall be the sole expense of the Obligors.

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13.           REINSTATEMENT.  Notwithstanding anything to the contrary herein contained, this Patent Security Agreement and the security interest provided for herein shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Secured Party in connection with any bankruptcy, reorganization or similar proceeding involving any Obligor, any other party liable with respect to the Obligations or otherwise, if the proceeds of any Collateral are required to be returned by the Secured Party under any such circumstances, or if the Secured Party elects to return any such payment or proceeds or any part thereof, all as though such payment had not been made or such proceeds not been received.

14.           MISCELLANEOUS.

(a)           Any failure or delay by the Secured Party to require strict performance by the Obligors of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document, or instrument, shall not affect the right of the Secured Party to demand strict compliance and performance therewith, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or of a different type.

(b)           Neither the Secured Party nor its officers, directors, affiliates, partners, principals, employees, representatives, agents, or attorneys, shall be liable to any Obligor for any incidental or consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Patent Security Agreement or the Collateral.

(c)           In the event any term or provision of this Agreement conflicts with any term or provision of the Purchase Agreement, the term or provision of the Purchase Agreement shall control.

(d)           IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(e)           TO THE EXTENT PERMITTED AND ENFORCEABLE UNDER APPLICABLE LAW, EACH OBLIGOR AND THE SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE OBLIGORS AND THE SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS TO THE EXTENT PERMITTED AND ENFORCEABLE UNDER APPLICABLE LAW FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, AND SUBJECT TO THE ENFORCEABILITY OF THE FOREGOING WAIVER, A COPY OF THIS SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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(f)           Any provision of this Patent Security Agreement which is prohibited or unenforceable in any jurisdiction shall be severable and, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)           All references in this Patent Security Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa.  References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

(h)           Two or more duplicate originals of this Patent Security Agreement may be signed by the parties, each duplicate of which shall be an original but all of which shall constitute one and the same instrument.  Facsimile or PDF signatures delivered hereunder shall be deemed original signatures.

(i)           All agreements, representations, warranties and covenants made by the Obligors shall survive the execution and delivery of this Patent Security Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to the Secured Party contemplated by this Patent Security Agreement is outstanding and unpaid, notwithstanding any termination of this Patent Security Agreement.  All agreements, representations, warranties and covenants in this Patent Security Agreement shall bind the party making the same and its heirs, successors and permitted assigns, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and permitted assigns.

(j)           This Patent Security Agreement, together with the Investment Documents, constitutes the entire agreement between the Obligors and the Secured Party with respect to the subject matter hereof and all other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.  Except as contemplated by Section 14(k), no provision of the Patent Security Agreement may be waived, modified or supplemented except by an instrument in writing signed by each of the Obligors and the Secured Party.  Any modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the written instrument effecting the same and shall be binding upon each Obligor and the Secured Party, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

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(k)           Upon the execution and delivery by any Person of an assumption agreement in substantially the form of Exhibit A hereto as contemplated by Section 9.7 of the Purchase Agreement (each, an “Assumption Agreement”), (i) such Person shall be referred to as an “Additional Obligor” and shall become and be an Obligor hereunder, and each reference in this Patent Security Agreement to an “Obligor” shall also mean and be a reference to such Additional Obligor and (ii) each reference herein to “this Patent Security Agreement”, “hereunder”, “hereof” or words of like import referring to this Patent Security Agreement, and each reference in any other Investment Document to the “Patent Security Agreement” and “thereunder” or “thereof” to the extent referring to this Patent Security Agreement, shall mean and be a reference to this Patent Security Agreement as modified by such Assumption Agreement.

(l)           AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE OBLIGORS OR THE SECURED PARTY, EACH OF THE OBLIGORS HEREBY CONSENTS AND AGREES THAT THE STATE COURTS OF CALIFORNIA, OR, AT THE OPTION OF THE SECURED PARTY, THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE OBLIGORS AND THE SECURED PARTY PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS SECURITY AGREEMENT.   THE OBLIGORS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE OBLIGORS HEREBY WAIVE ANY OBJECTION WHICH THE OBLIGORS MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  THE OBLIGORS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE OBLIGORS PURSUANT TO SECTION 10 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE OBLIGORS’ ACTUAL RECEIPT THEREOF OR THE NEXT BUSINESS DAY IF SENT BY A NATIONALLY RECOGNIZED COURIER FOR NEXT BUSINESS DAY DELIVERY.  NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS SECURITY AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

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(m)           IN THE EVENT THE WAIVER PROVIDED IN SECTION 14(e) IS DEEMED INEFFECTIVE, TO GIVE EFFECT TO THE PARTIES’ DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE OR RETIRED JUDGE APPLYING THE APPLICABLE LAW, THE PARTIES AGREE TO REFER, FOR A COMPLETE AND FINAL ADJUDICATION, ANY AND ALL ISSUES OF FACT OR LAW INVOLVED IN ANY LITIGATION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ALL DISCOVERY AND LAW AND MOTION MATTERS, PRETRIAL MOTIONS, TRIAL MATTERS AND POST-TRIAL MOTIONS (E.G. MOTIONS FOR RECONSIDERATION, NEW TRIAL AND TO TAX COSTS, ATTORNEY FEES AND PREJUDGMENT INTEREST)) UP TO AND INCLUDING FINAL JUDGMENT, BROUGHT TO RESOLVE ANY DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT, UNDER ANY STATUTE OR OTHERWISE) BETWEEN AND AMONG ANY OF THE PARTIES HERETO, TO A JUDICIAL REFEREE WHO SHALL BE APPOINTED UNDER A GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638.  THE REFEREE’S DECISION WOULD STAND AS THE DECISION OF THE COURT, WITH JUDGMENT TO BE ENTERED ON HIS/HER STATEMENT OF DECISION IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT.  THE PARTIES HERETO SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS.  IN THE EVENT THAT THE PARTIES HERETO CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT.  WITHOUT LIMITING OR AFFECTING ANY INDEMNITIES AVAILABLE TO THE SECURED PARTY, THE SECURED PARTY, ON THE ONE HAND, AND THE OBLIGORS, ON THE OTHER HAND, SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE (50% BY THE SECURED PARTY AND 50% BY THE OBLIGORS) UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

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IN WITNESS WHEREOF, the Obligors and the Secured Party have executed this Patent Security Agreement as of the date first written above.

OBLIGORS: CAPRIUS, INC.

By:	/s/Dwight Morgan
	Name: Title:	Dwight Morgan Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC.

By:	/s/Dwight Morgan
	Name: Title:	Dwight Morgan Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD.

By:	/s/George Aaron
	Name: Title:	George Aaron Chairman

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SECURED PARTY: VINTAGE CAPITAL GROUP, LLC

By:	/s/Fred C. Sands
	Name: Title:	Fred C. Sands Chairman

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

ANNEX 1

Locations of the Obligors and Collateral

Chief Executive Office & Mailing Address
For:  Caprius, Inc. & M.C.M. Environmental Technologies, Inc.
10 Forest Avenue
Suite 220
Paramus, NJ 07652

Tax ID:
Caprius, Inc.    22-2457487
M.C.M. Environmental Technologies, Inc.    13-4184414

Both Delaware Corporations
Delaware Corporate ID Numbers:
Caprius, Inc.  -   2010160
M.C.M. Environmental Technologies, Inc.  -  3369118

M.C.M. Environmental Technologies Ltd. (51-189500-5 /Companies Registry – Israel)
c/o Herzog, Fox & Neeman
Asia House
4 Weizmann Street
Tel Aviv 64239, Israel

EXHIBIT A

Form of Assumption Agreement

_________ __, ____

Vintage Capital Group, LLC, as Secured Party
11611 San Vincente Boulevard, 10th Floor
Los Angeles, CA  90049
Attention:  Thomas Webster

Ladies and Gentlemen:

Reference is made to (i) the Securities Purchase and Sale Agreement dated September 16, 2009 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) by and between Caprius, Inc., M.C.M. Environmental Technologies, Inc., M.C.M. Environmental Technologies Ltd., and Vintage Capital Group, LLC, and (ii) the Patent Security Agreement referred to therein (as in effect on the date hereof and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, together with this Assumption Agreement, being the “Patent Security Agreement”).  The capitalized terms defined in the Patent Security Agreement or in the Purchase Agreement and not otherwise defined herein are used herein as therein defined.

Section 14(k) of the Patent Security Agreement provides for additional Persons from time to time to become additional “Obligors” under the Patent Security Agreement and [Name of Additional Obligor], a [insert type of entity] (the “Additional Obligor”) desires to become such an additional “Obligor”.  Pursuant to Section 14(k) of the Patent Security Agreement, the Additional Obligor hereby agrees to become an “Obligor” for all purposes of the Patent Security Agreement and hereby supplements Annexes 1 and 2 to the Patent Security Agreement as specified in the attached Appendix A.

Without limiting the generality of the foregoing, as collateral security for the prompt payment in full when due (whether at stated maturity, upon acceleration, on any optional or mandatory prepayment date or otherwise) and performance of the Obligations, the Additional Obligor hereby pledges and grants to the Secured Party a security interest in all of the Additional Obligor’s right, title and interest in and to the Collateral in the same manner and to the same extent as is provided in the Patent Security Agreement.

In addition, the Additional Obligor hereby agrees to perform the covenants and undertakings of an Obligor under the Patent Security Agreement and hereby makes the representations and warranties set forth in the Patent Security Agreement, with respect to itself and its obligations under the Patent Security Agreement.

Delivery of an executed counterpart of a facsimile or PDF signature page to this Assumption Agreement shall be effective as delivery of an original executed counterpart of this Assumption Agreement.  All notices to the Additional Obligor with respect to this Assumption Agreement, the Patent Security Agreement or the transactions contemplated by the foregoing shall be in accordance with Section 10 of the Patent Security Agreement and addressed to the Additional Obligor at the address specified below its name on its signature page attached hereto.

This Assumption Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York applicable to contracts made and performed in that state (without regard to the choice of law or conflicts of law provisions thereof) and any applicable laws of the United States of America.

The undersigned hereby consents and agrees that the state courts of California, or at the option of the Secured Party, the United States District Court for the Central District of California, shall have exclusive jurisdiction to hear and determine any claims or disputes between the Secured Party and the Additional Obligor pertaining to this Assumption Agreement or the Patent Security Agreement or to any matter arising out of or related to this Assumption Agreement or the Patent Security Agreement.  The undersigned expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the undersigned hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  The undersigned hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the undersigned at the address specified under its name on its signature page attached hereto and that service so made shall be deemed completed upon the earlier of the undersigned’s actual receipt thereof or the next Business Day if sent by a nationally recognized courier for next Business Day delivery.  Nothing in this Assumption Agreement shall be deemed or operate to affect the right of the Secured Party to serve legal process in any other manner permitted by law, or to preclude the enforcement by the Secured Party of any judgment or order obtained in such forum or the taking of any action under this Assumption Agreement or the Patent Security Agreement to enforce same in any other appropriate forum or jurisdiction.

TO THE EXTENT PERMITTED AND ENFORCEABLE UNDER APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS ASSUMPTION AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE UNDERSIGNED REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS TO THE EXTENT PERMITTED AND ENFORCEABLE UNDER APPLICABLE LAW, FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, AND SUBJECT TO THE ENFORCEABILITY OF THE FOREGOING WAIVER, A COPY OF THIS ASSUMPTION AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

EXHIBIT A - PAGE 2

IN THE EVENT THE WAIVER PROVIDED IN THE PRECEDING PARAGRAPH IS DEEMED INEFFECTIVE, TO GIVE EFFECT TO THE PARTIES’ DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE OR RETIRED JUDGE APPLYING THE APPLICABLE LAW, THE PARTIES AGREE TO REFER, FOR A COMPLETE AND FINAL ADJUDICATION, ANY AND ALL ISSUES OF FACT OR LAW INVOLVED IN ANY LITIGATION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ALL DISCOVERY AND LAW AND MOTION MATTERS, PRETRIAL MOTIONS, TRIAL MATTERS AND POST-TRIAL MOTIONS (E.G. MOTIONS FOR RECONSIDERATION, NEW TRIAL AND TO TAX COSTS, ATTORNEY FEES AND PREJUDGMENT INTEREST)) UP TO AND INCLUDING FINAL JUDGMENT, BROUGHT TO RESOLVE ANY DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT, UNDER ANY STATUTE OR OTHERWISE) BETWEEN AND AMONG ANY OF THE PARTIES HERETO, TO A JUDICIAL REFEREE WHO SHALL BE APPOINTED UNDER A GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638.  THE REFEREE’S DECISION WOULD STAND AS THE DECISION OF THE COURT, WITH JUDGMENT TO BE ENTERED ON HIS/HER STATEMENT OF DECISION IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT.  THE PARTIES HERETO SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS.  IN THE EVENT THAT THE PARTIES HERETO CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT.  WITHOUT LIMITING OR AFFECTING ANY INDEMNITIES AVAILABLE TO THE SECURED PARTY, THE SECURED PARTY, ON THE ONE HAND, AND THE OBLIGORS, ON THE OTHER HAND, SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE (50% BY THE SECURED PARTY AND 50% BY THE OBLIGORS) UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

Very truly yours, [NAME OF ADDITIONAL OBLIGOR]

By:
Name:
Title:

Address for Notices:

[	]
[	]
[	]

EXHIBIT A - PAGE 3

APPENDIX A

Supplement to Annex 1 to the Patent Security Agreement

EXHIBIT B

Atty. Docket 24367-7

Assignment

WHEREAS, M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation, having a place of business at 10 Forest Avenue, Suite 220, Paramus, NJ 07652, (hereinafter referred to as ASSIGNOR), has acquired by assignment from M.C.M. Environmental Technologies Ltd., which assignment has been recorded on December __, 2009, at the United States Patent and Trademark Office, Reel/Frame ______/____, the entire right, title and interest in and to a certain invention entitled “Method And Equipment for Sanitization Of Medical Waste” for which Letters Patent of the United States 5,620,654 issued on April 15, 1997.

WHEREAS, VINTAGE CAPITAL GROUP, LLC, a Delaware limited liability company having a place of business at 11611 San Vicente Boulevard, 10th Floor, Los Angeles, CA  90049, (hereinafter referred to as ASSIGNEE), is desirous of acquiring the entire right, title and interest in, to and under said invention and in, to and under Letters Patent or similar legal protection to be obtained therefor in the United States and in any and all foreign countries.

NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN: Be it known that in consideration of the payment by ASSIGNEE to ASSIGNOR of the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration, ASSIGNOR hereby sells, assigns and transfers to ASSIGNEE the ASSIGNOR’S entire right, title and interest to said invention in the United States and its territorial possessions and in all foreign countries, and to all Letters Patent or similar legal protection in the United States and its territorial equivalent thereof in a foreign country for the full term or terms for which the same may be granted.

ASSIGNOR also hereby sells, assigns and transfers to ASSIGNEE his right to collect damages for any infringement of the above-identified patent that took place prior to the execution of this assignment.

ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been made or will be made or entered into which would conflict with this assignment and sale.

ASSIGNOR further covenants that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts and documents relating to said invention and said Letters Patent and legal equivalents in foreign countries as may be known and accessible to ASSIGNOR, and will testify as to the same in any interference or litigation related thereto and will promptly execute and deliver to ASSIGNEE or its legal representative any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said invention, and said Letters Patent, and said equivalents thereof in any foreign country which may be necessary or desirable to carry out the purposes thereof.

IN WITNESS WHEREOF, I hereunder set my hand this ________ day of December, 2009.

By:
Printed Name:
Title: